Exhibit 24(a)

THE SHERWIN-WILLIAMS COMPANY

REGISTRATION STATEMENT ON FORM S-8

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and/or officers of The Sherwin-Williams Company, an Ohio corporation (the “Company”), hereby constitutes and appoints each of John G. Morikis, Allen J. Mistysyn and Catherine M. Kilbane, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys-in-fact of the undersigned to execute and file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the SEC, a registration statement on Form S-8, including post-effective amendments (the “Registration Statement”) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 19, 2017), with full power and authority to do and perform any and all acts and things necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the undersigned, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and approving all that said attorneys-in-fact or any of them and any substitute therefor may lawfully do or cause to be done by virtue thereof.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 15th day of February, 2017.

Signature	Title

/s/ John G. Morikis
John G. Morikis	Chairman, President and Chief Executive Officer, Director (Principal Executive Officer)

/s/ Allen J. Mistysyn
Allen J. Mistysyn	Senior Vice President – Finance and Chief Financial Officer (Principal Financial Officer)

/s/ Jane M. Cronin
Jane M. Cronin	Senior Vice President – Corporate Controller and Assistant Secretary (Principal Accounting Officer)

/s/ Arthur F. Anton
Arthur F. Anton	Director

/s/ David F. Hodnik
David F. Hodnik	Director

/s/ Richard J. Kramer
Richard J. Kramer	Director

/s/ Susan J. Kropf
Susan J. Kropf	Director

/s/ Christine A. Poon
Christine A. Poon	Director

/s/ John M. Stropki
John M. Stropki	Director

/s/ Matthew Thornton III
Matthew Thornton III	Director

/s/ Steven H. Wunning
Steven H. Wunning	Director